FIRST QUARTER 2015 REVIEW

April 30, 2015

Peter S. Kraus Chairman & Chief Executive Officer
John C. Weisenseel Chief Financial Officer

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AB cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AB undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AB's Form 10-K for the year ended December 31, 2014 and Form 10-Q for the quarter ended March 31, 2015. Any or all of the forward-looking statements made in this presentation, Form 10-K, Form 10-Q, other documents AB files with or furnishes to the SEC, and any other public statements issued by AB, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements," and those listed below, could also adversely affect AB's financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

+ **The pipeline of new institutional mandates not yet funded:** Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated, or that mandates ultimately will not be funded.
+ **The possibility that AB will engage in open market purchases of Holding Units to help fund anticipated obligations under our incentive compensation award program:** The number of Holding Units AB may decide to buy in future periods, if any, to help fund incentive compensation awards is dependent upon various factors, some of which are beyond our control, including the fluctuation in the price of a Holding Unit and the availability of cash to make these purchases.
+ **Our anticipation that cumulative write-offs relating to Phase II of our global real estate consolidation program targeting approximately 510,000 square feet of office space will remain in our previously announced range of $225 million to $250 million:** Any charges we record are based on our current assumptions regarding sublease marketing periods, costs to prepare the properties to market, market rental rates, broker commissions and subtenant allowances/incentives, all of which are factors largely beyond our control. If our assumptions prove to be incorrect, we may be forced to record additional charges beyond our previously announced range of $225 million to $250 million.

Peter S. Kraus
Chairman & Chief Executive Officer

Firmwide Overview: First Quarter 2015

In US $ Billions



Gross Sales
$19.5
$15.2
1Q15
4Q14
$19.5
$14.9
1Q15
1Q14
Net Flows
$6.0
$(1.6)
1Q15
4Q14
$6.0
$(4.4)
1Q15
1Q14
End of Period AUM
$485.9
$474.0
1Q15
4Q14
$485.9
$454.1
1Q15
1Q14
Average AUM
$481.0
$476.0
1Q15
4Q14
$481.0
$452.0
1Q15
1Q14

Asset Flows by Distribution Channel: Quarterly Trend

Firmwide: Net Flows Up Sequentially and Year-over-Year


14.9
23.6
18.8
15.2
19.5
8.3
2.8
6.0
(4.4)
(1.6)
(19.3)
(15.3)
(16.0)
(16.8)
(13.5)
1Q14
2Q14
3Q14
4Q14
1Q15

Institutional: Net Flows up $9.2B Y/Y and $5.7B Q/Q


2.8
10.5
5.8
4.7
7.3
6.8
2.8
5.4
(3.8)
(0.3)
(6.6)
(3.7)
(3.0)
(5.0)
(1.9)
1Q14
2Q14
3Q14
4Q14
1Q15

Retail: Net Flows Returned to Positive Territory


9.9
11.4
11.6
9.2
10.8
2.0
0.5
(1.1)
(0.1)
(1.2)
(11.0)
(9.4)
(11.7)
(10.4)
(10.3)
1Q14
2Q14
3Q14
4Q14
1Q15

Private Wealth: Net Flow Positive 3 Out of Past 5 Quarters


2.2
1.7
1.4
1.3
1.4
0.5
0.1
0.1
(0.5)
(0.1)
(1.7)
(2.2)
(1.3)
(1.4)
(1.3)
1Q14
2Q14
3Q14
4Q14
1Q15

US $ Billions; scales differ by chart

■ Gross Sales ■ Gross Redemptions ◆ Net Flows

Fixed Income Investment Performance

% of Assets in Services Outperforming Benchmark

One-Year


87%

Three-Year


89%

Five-Year


93%

	Relative Performance Through 3/31/15 (%)			
	1Q15	1 Year	3 Year	5 Year
Risk Reducing				
US Strategic Core Plus	0.3	0.9	1.1	1.0
US Core Fixed Income	0.1	0.2	0.6	0.5
US Investment Grade Corporates	0.2	1.2	0.9	0.9
TIPS Plus	0.4	0.8	1.3	1.4
Global Aggregate	0.1	0.5	0.5	0.9
Global Plus	(0.1)	0.1	0.2	0.7
Global Fixed Income	0.0	0.3	0.6	1.6
Canada Core Plus	0.1	0.1	0.6	0.9
UK Core Plus	0.1	1.0	0.9	1.1
Return Seeking				
US High Yield	(0.2)	1.0	1.5	0.6
Global High Income	1.0	4.1	1.5	0.9
European Income	0.1	(1.4)	0.8	1.2
European High Yield	0.1	0.0	1.1	1.2
Emerging Markets Debt	(0.1)	(0.5)	0.5	0.5
Absolute Return				
Diversified Yield Plus	1.2	3.0	3.4	3.5
Unconstrained Bond	1.7	2.4	3.4	N/A

US Strategic Core Plus – Barclays US Aggregate; US Core Fixed Income – Barclays US Aggregate; US Investment Grade Corporates – Barclays US Credit; TIPS Plus – Barclays US Treasury Inflation Notes; Global Aggregate – Barclays Global Aggregate; Global Plus – Barclays Global Aggregate; Global Fixed Income – Citigroup WGBI ; Canada Core Plus – FTSE TMX Canada Universal Bond; UK Core Plus – BofA ML Sterling Non Gilts; US High Yield – Barclays US Corporate High Yield; Global High Income – Barclays Global High Yield; European Income – 65% Barclays Euro Aggregate/35% Barclays Pan-Euro HY 2% Constraint; European High Yield – Barclays Euro HY 2% Cap; Emerging Markets Debt – JPM EMBI Global; Diversified Yield Plus – 3-Month GBP LIBOR; Unconstrained Bond – BofA ML 3 Month US T Bills. Preliminary performance as of 3/31/15; annualized and gross of fees.

Equities Investment Performance

% of Assets in Services Outperforming Benchmark


One-Year
85%
Three-Year
75%
Five-Year
57%

	Relative Performance Through 3/31/15 (%)			
	1Q15	1 Year	3 Year	5 Year
Unique Alpha				
Concentrated US Growth	1.1	7.1	1.9	2.8
Concentrated Global Growth	3.3	13.0	0.8	3.0
US Thematic Research	5.3	3.3	1.7	0.9
Global Thematic Research	3.6	5.1	1.4	(0.1)
Emerging Consumer	(0.8)	2.8	N/A	N/A
Stable & Consistent Alpha				
US Core Opportunities	2.1	3.5	2.1	2.7
Select US Equity	0.8	2.5	1.2	2.4
Global Core Equity	(0.4)	(1.5)	2.2	N/A
Style Diversification				
US SMID Cap Value	0.4	4.0	2.1	0.5
US SMID Cap Growth	(1.3)	(4.8)	(2.2)	2.6
US Large Cap Growth	2.4	6.9	2.6	0.3
Global Strategic Value	2.3	3.0	4.5	0.1
Emerging Markets Growth	2.8	9.8	5.7	2.5
Limiting Downside Risk				
US Strategic Core Equity	4.0	8.9	3.9	N/A
Global Strategic Core Equity	1.5	6.2	3.4	N/A

Concentrated US Growth – S&P 500; Concentrated Global Growth – MSCI World; US Thematic Research – S&P 500; Global Thematic Research – MSCI ACWI; Emerging Consumer – MSCI Emerging Markets; US Core Opportunities – S&P 500; Select US Equity – S&P 500; Global Core Equity – MSCI ACWI; US SMID Cap Value – Russell 2500 Value; US SMID Cap Growth – Russell 2500 Growth; US Large Cap Growth – Russell 1000 Growth; Global Strategic Value – MSCI ACWI; Emerging Markets Growth – MSCI Emerging Markets; US Strategic Core Equity; S&P 500; Global Strategic Core Equity – MSCI World. Preliminary performance as of 3/31/15; annualized and gross of fees.

Institutional Highlights

Sequential and Year-over-Year Gross Sales Increases Across Regions

% Change



13
196
42
42
83
569
54
161
Americas
Asia Pacific
EMEA
Total
1Q15/4Q14
1Q15/1Q14

$15.8B Pipeline† At Quarter-End

$B



7.6
5.6
16.0
5.9
15.8
5.7
1Q14
4Q14
1Q15
Active
CRS / Passive

New Additions‡ Across Asset Classes

Fixed Income	
Canada Core Plus	$520M
US Strategic Core Plus	$400M
Global Short Duration	$275M
US Investment Grade Corporates	$140M
Emerging Market Debt	$100M
Equity / Alts / Multi-Asset	
Commercial Real Estate Debt Fund II	$610M
International Strategic Core	$90M
Concentrated US Growth	$75M
Real Estate Opportunities Fund II	$60M

†Assets awarded and pending funding as of quarter-end.
‡Represents significant pipeline activity; not comprehensive.

Retail Highlights

Top 10 Selling Services Are a Diverse Mix

Services ranked by total 1Q15 gross sales

Product	Q/Q % Δ in Gross Sales	Net Flow Positive	Q/Q Net Flow Trend
Global High Yield	(16)		↓
European Income	162	✔	↑
American Income	39	✔	↑
AB High Income	17	✔	↑
US Large Cap Growth	46	✔	↑
Select Equity*	27	✔	↓
Select Equity L/S*	(2)		↓
Tax Aware SMA Muni*	47	✔	↑
Concentrated Growth*	1,000+	✔	↑
Global Bond	16		↓

*Introduced since 2009

Sequential Gross Sales Increases Across Regions

1Q15/4Q14 % Change



130
42
21
17
10
6
US
Asia Pacific
EMEA
LatAm
Japan
Total

1Q15 Milestones

- Positive sales trends
  - Gross sales of $10.8B up both sequentially and year-on-year
  - Gross sales of $2B in 1Q15 from products launched since 2009
    - $33 billion in total gross sales of these products since 2012
- Strong track records and asset gathering momentum
  - High Income Muni celebrated 5-yr anniversary in January with top quartile performance across time periods and $2.1B in assets
  - High Income, Global Bond and Large Cap Growth US retail funds all top quartile for 3-yr
  - Emerging Market Growth, Global Plus Fixed Income, American Income and Euro High Yield Lux funds all top quartile for 3-yr

Private Wealth Management Highlights

Strategic Equities Beat Benchmark and Peers in 1Q15…



11th Percentile vs. Peers
3.81%
286 bps Outperformance
0.95%
Strategic Equities
S&P 500
Ranking*

…And Since Inception (June 2012)



20.05%
115 bps Outperformance
18.90%
39th Percentile vs. Peers
Strategic Equities
S&P 500
Ranking*

Targeted Services Resonating with Clients with $2.6B Committed To-Date



Direct Middle-Market Lending (1Q15) $325M
Real Estate Fund I (3Q10) $290M
ABSA (1Q13) $390M
Real Estate Fund II (2Q14) $465M
Frontier Equities (1Q14) $110M
Financial Services Opportunities (1Q14) $335M
European Opportunities (1Q13) $685M

As of March 31, 2015
Performance for Strategic Equities is presented gross of investment management fees.
*Ranking for Strategic Equities is based on eVestment universe of separately managed accounts, US Large Cap Core Category and is gross of fees.
Services in bold are closed-end services and are fully committed.

Bernstein Research Highlights

Revenues Higher Year-over-Year…
$M

% Change
1Q15/1Q14: +2%
1Q15/4Q14: -2%



123
128
126
1Q14
4Q14
1Q15

…As Trading Activity Increased in Europe and Asia
Industry Trading Volumes* (% Change)



(3)
(6)
9
6
5
(1)
US
Europe
Asia
1Q15 / 1Q14
1Q15 / 4Q14

Bernstein's Trading Platform: Unique and Unconflicted

- **Global Equity Platform**
  - Global cash, algorithmic and portfolio trading desks
  - Execution capabilities in 160 venues and 49 markets
- **100% Client-Aligned Interests**
  - No proprietary trading
  - Transparent trading model maximizes performance of Institutional orders
- **Differentiated Natural Liquidity and Access**
  - Natural, clean and crossable flow
  - Top-ranked full-service global electronic platform
  - Access to dark pools, client-focused routing and anonymity
- **Smart, Integrated Content**
  - Research, sales and trading coordinated to provide targeted advice aligned with clients' holdings
  - Deep sector expertise
  - US options desk and execution consulting

*US: NYSE and Nasdaq shares traded (Tape A and Tape C shares only); Europe: FESE – Federation of European Stock Exchanges on-exchange volumes; Asia: Combined value traded for Hong Kong and Japan

Progress on Our Strategy

Firmwide Initiative	Progress
Deliver for our clients with our investment performance	+ 89% of Fixed Income assets in outperforming services for 3-yr period; 87% for 1-yr and 93% for 5-yr + UK Core Plus, TIPS Plus and European High Yield top quartile performers for the 3-yr + Top decile performers include US High Yield for the 3-yr and European High Yield for the 5-yr + 75% of Active Equity assets in outperforming services for 3-yr period; 85% for 1-yr and 57% for 5-yr + Top quartile 3-yr performers include: Concentrated US Growth, US Thematic Research, US Core Opportunities, US SMID Cap Value, Global Strategic Value and Global Strategic Core + US LC Growth & EM Growth top decile for 3-yr; US SMID Cap Growth & US Core Oppties for 5-yr + Better performance driving increased demand for long-standing services like US LC Growth
Build a broader and more balanced global business	+ Institutional net flows positive across three major regions – Americas, EMEA and Asia Pacific + $2.4B pipeline adds include Core and EM Debt fixed income, Commercial RE Debt and Equity strategies + All regions contributed to sequential Retail sales growth of +17% + Japan gross sales up 130% Q/Q and 39% Y/Y + Notable success on local platforms with US LC Growth and Concentrated US Growth
Constantly innovate for clients with our products and services	+ Innovative Retail products launched since 2009 resonating with Institutional and Retail clients + $2B in Retail gross sales of newer offerings in 1Q15; $33B total since track records started in 2012 + $1B+ in total committed assets to direct middle-market lending from Institutional and private clients + Private Wealth clients embracing targeted services – $2.6B in asset commitments to-date + Direct middle-market lending service oversubscribed within 3 months
Achieve greater operating leverage and better financial results	+ 5% annualized organic growth and $6.0B in total net flows positive across all three client channels + Adjusted net revenues up 6.5% and adjusted operating income up 15.8% Y/Y + Adjusted operating margin of 23.9% in 1Q15 up 190 basis points Y/Y + Incremental margin of more than 50% Y/Y

John C. Weisenseel

Chief Financial Officer

Financial Highlights: First Quarter 2015

In US $ Millions


Adjusted Revenues
$634
$655
1Q15
4Q14
$634
$595
1Q15
1Q14
Adjusted Operating Income
$152
$183
1Q15
4Q14
$152
$131
1Q15
1Q14
Adjusted Operating Margin
23.9%
27.9%
1Q15
4Q14
23.9%
22.0%
1Q15
1Q14
Adjusted EPU
$0.45
$0.57
1Q15
4Q14
$0.45
$0.39
1Q15
1Q14

Please refer to pages 29-32 for additional information on the reconciliation of GAAP financial results to adjusted financial results

First Quarter 2015 Adjusted Income Statement

Adjusted Income Statement (in US $ Millions)	1Q15	4Q14	% Δ	1Q14	% Δ
Base Fees	$ 487	$ 486	0%	$ 452	8%
Performance Fees	4	28	(86%)	3	33%
Bernstein Research Services	126	128	(2%)	123	2%
Net Distribution Revenues (Expenses)	(3)	(4)	(25%)	(1)	200%
Investment Gains (Losses)	-	(7)	n/m	(3)	n/m
Other Revenues	21	24	(13%)	22	(5%)
Total Revenues	**635**	**655**	**(3%)**	**596**	**7%**
Less: Interest Expense	1	-	100%	1	0%
Adjusted Net Revenues	**$ 634**	**$ 655**	**(3%)**	**$ 595**	**7%**
Compensation & Benefits					
Base Compensation	$ 108	$ 110	(2%)	$ 102	6%
Incentive Compensation	143	128	12%	124	15%
Commissions, Fringes & Other	73	74	(1%)	79	(8%)
Total Compensation & Benefits	**324**	**312**	**4%**	**305**	**6%**
Promotion & Servicing	46	48	(4%)	45	2%
General & Administrative	105	104	1%	107	(2%)
Other	7	8	(13%)	7	0%
Total Adjusted Operating Expenses	**$ 482**	**$ 472**	**2%**	**$ 464**	**4%**
Adjusted Operating Income	**$ 152**	**$ 183**	**(17%)**	**$ 131**	**16%**
Adjusted Operating Margin	**23.9%**	**27.9%**		**22.0%**	
AB Holding Adjusted Diluted Net Income Per Unit	**$ 0.45**	**$ 0.57**	**(21%)**	**$ 0.39**	**15%**

Please refer to pages 29-32 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

First Quarter 2015 Adjusted Income Statement Highlights

Revenues

- Base fees increased year-on-year due to an increase in average AUM across all three channels (Institutional, Retail, Private Wealth). The sequential increase was due to higher average AUM in the Institutional and Private Wealth channels.
- Performance Fees declined sequentially because most of our investment strategies have year-end annual calculation periods.
- Bernstein Research revenues increased vs. 1Q14 due to higher revenues in both the US and Asia, which offset declines in Europe. Revenues declined sequentially due to lower client activity in the US and Asia.
- With lower distribution revenues earned on US retail funds and higher distribution expense relating to increased sales of retail funds in Asia in this year's first quarter, we recorded a Net Distribution Expense.
- Our 1Q15 Investment line includes seed investment gains vs. seed investment losses in 4Q14 and 1Q15.
- Other Revenues declined sequentially and year-on-year because of lower mutual fund reimbursements and lower shareholder servicing fees.

Expenses

- The compensation ratio was 50.0% for 1Q15 vs. 46.5% for 4Q14 and 50.0% for 1Q14.
- Total Compensation & Benefits increased 6% vs. the prior-year quarter due to higher revenues and increased 4% sequentially due to the higher comp ratio.
- Promotion & Servicing expenses increased 2% vs. 1Q14 due to higher trade execution and T&E costs and declined 4% sequentially due primarily to lower T&E.
- G&A expenses declined 2% vs. the prior year due primarily to lower occupancy expenses and were relatively flat vs. 4Q14.

Operating Results

- The 16% increase in Adjusted Operating Income versus the prior year quarter was due to increased revenues outpacing expense growth.
- The 17% sequential decline in Adjusted Operating Income resulted from lower revenues paired with an increase in Comp & Benefits expenses driven by the higher comp accrual.
- Adjusted Margin for 1Q15 was 23.9% versus 22.0% in 1Q14 and 27.9% in 4Q14.
  - In addition to expanding our margin by 190 bps vs. 1Q14, we produced a 53% incremental margin.

Please refer to pages 29-32 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Q & A

APPENDIX

Institutional Composite Relative Performance vs. Benchmarks

	Periods Ended March 31, 2015					
Service	**1Q15**	**1-Yr**	**3-Yr**	**5-Yr**	**10-Yr**	**Benchmark**
Equity						
Emerging Markets Value	(0.7)	3.2	(1.5)	(2.1)	(1.4)	MSCI EM
Global Strategic Value	2.3	3.0	4.5	0.1	(1.8)	MSCI ACWI
US Small & Mid Cap Value	0.4	4.0	2.1	0.5	2.0	Russell 2500 Value
US Strategic Value	1.4	1.3	1.1	(1.4)	(1.5)	Russell 1000 Value
Growth & Income	1.8	0.4	0.1	2.0	0.5	Russell 1000 Value
US Small Cap Growth	(0.5)	(8.2)	(2.5)	2.3	1.9	Russell 2000 Growth
US Large Cap Growth	2.4	6.9	2.6	0.3	0.6	Russell 1000 Growth
US Small and Mid Cap Growth	(1.3)	(4.8)	(2.2)	2.6	2.5	Russell 2500 Growth
Select US Equity	0.8	2.5	1.2	2.4	4.8	S&P 500
Fixed Income						
Global High Income	1.0	4.2	1.5	0.9	1.6	Barclays Global High Yield
Global Fixed Income	0.0	0.3	0.6	1.6	1.2	Citigroup WGBI
US Strategic Core Plus	0.3	0.9	1.1	1.0	0.9	Barclays US Aggregate
Emerging Market Debt	(0.1)	(0.5)	0.5	0.5	1.4	JPM EMBI Global
Global Plus	(0.1)	0.1	0.2	0.7	0.3	Barclays Global Aggregate

Performance is preliminary and as of March 31, 2015.
Investment performance of composites is presented before investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AB.

Retail Mutual Funds Relative Performance vs. Lipper Average

Periods Ended March 31, 2015

Service	1Q15	1-Yr	3-Yr	5-Yr	10-Yr	Lipper Average
Equity						
International Value	1.2	1.5	(0.5)	(2.6)	(2.5)	International Multi-Cap Value
Growth & Income	(0.2)	(1.9)	0.4	1.6	(0.6)	Large-Cap Core
Discovery Value	1.0	5.4	2.4	0.5	1.5	Mid Cap Value
U.S. Value	(0.8)	(0.1)	0.5	(0.6)	(1.8)	Large Cap Value
Global Thematic Growth	1.8	2.5	(1.2)	(3.3)	(0.8)	Global Multi-Cap Growth
International Growth	(0.5)	3.3	(1.6)	(1.7)	(0.5)	International Multi-Cap Growth
Large Cap Growth(1)	2.3	6.9	3.4	1.5	2.3	Large Cap Growth
Emerging Markets Growth	3.8	9.2	4.3	2.0	(0.6)	Equity Emerging Mkts Global
Growth(1)	1.0	6.5	0.7	0.4	(1.1)	Large Cap Growth
Discovery Growth	0.0	(3.7)	(0.7)	3.4	0.6	Mid Cap Growth
Fixed Income						
Global High Yield	3.5	7.9	3.1	2.1	2.8	Bond Global High Yield
American Income Portfolio	1.4	2.9	2.4	2.3	2.2	Bond USD
Global Bond	1.7	6.3	2.1	1.2	2.3	Global Income
High Income	(0.6)	1.1	1.2	0.9	2.9	High Yield

(1) Performance figures other than 1Q15, One Year and Three Year positively affected by class action settlement proceeds. As of March 31, 2015. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AB.

Assets Under Management

(US $ Billions)

	At March 31, 2015				At Dec 31, 2014
	Institutions	Retail	Private Wealth	Total	Total
Equity					
Actively Managed	$ 29	$ 47	$ 39	$ 115	$ 112
Passive [1]	22	28	1	51	51
Total Equity	51	75	40	166	163
Fixed Income					
Taxable	154	61	10	225	219
Tax-Exempt	2	11	20	33	32
Passive [1]	-	9	1	10	10
Total Fixed Income	156	81	31	268	261
Other[2]	37	8	7	52	50
Total	$ 244	$ 164	$ 78	$ 486	$ 474

	At Dec 31, 2014			
Total	$ 237	$ 161	$ 76	$ 474

(1) Includes index and enhanced index services.
(2) Includes multi-asset solutions and services and certain alternative investments.

Three Months Ended 3/31/15: AUM Roll-Forward by Distribution Channel

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	Transfers	Investment Performance	Net Change	**End of Period**
Institutions									
US	**114.0**	2.3	(1.3)	1.2	2.2	(0.3)	1.5	3.4	**117.4**
Global and Non-US	**123.0**	5.0	(1.1)	(0.7)	3.2	-	0.1	3.3	**126.3**
Total Institutions	**237.0**	7.3	(2.4)	0.5	5.4	(0.3)	1.6	6.7	**243.7**
Retail									
US	**77.4**	3.8	(2.8)	(0.8)	0.2	(0.1)	1.7	1.8	**79.2**
Global and Non-US	**84.1**	7.0	(6.2)	(0.5)	0.3	-	0.7	1.0	**85.1**
Total Retail	**161.5**	10.8	(9.0)	(1.3)	0.5	(0.1)	2.4	2.8	**164.3**
Private Wealth Management									
US	**51.7**	0.9	(0.5)	(0.7)	(0.3)	0.4	1.1	1.2	**52.9**
Global and Non-US	**23.8**	0.5	(0.2)	0.1	0.4	-	0.8	1.2	**25.0**
Total Private Wealth	**75.5**	1.4	(0.7)	(0.6)	0.1	0.4	1.9	2.4	**77.9**
Firmwide									
US	**243.1**	7.0	(4.6)	(0.3)	2.1	-	4.3	6.4	**249.5**
Global and Non-US	**230.9**	12.5	(7.5)	(1.1)	3.9	-	1.6	5.5	**236.4**
Total Firmwide	**474.0**	19.5	(12.1)	(1.4)	6.0	-	5.9	11.9	**485.9**

Three Months Ended 3/31/15: AUM Roll-Forward by Investment Service

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	Investment Performance	Net Change	**End of Period**
Equity Active								
US	**61.9**	2.2	(1.7)	(0.7)	(0.2)	2.1	1.9	**63.8**
Global and Non-US	**50.6**	1.8	(2.2)	(0.6)	(1.0)	2.0	1.0	**51.6**
Total Equity Active	**112.5**	4.0	(3.9)	(1.3)	(1.2)	4.1	2.9	**115.4**
Equity Passive[1]								
US	**37.6**	-	-	(0.7)	(0.7)	0.5	(0.2)	**37.4**
Global and Non-US	**12.8**	0.2	(0.2)	0.5	0.5	0.2	0.7	**13.5**
Total Equity Passive[1]	**50.4**	0.2	(0.2)	(0.2)	(0.2)	0.7	0.5	**50.9**
Total Equity	**162.9**	**4.2**	**(4.1)**	**(1.5)**	**(1.4)**	**4.8**	**3.4**	**166.3**
Fixed Income - Taxable								
US	**97.4**	2.7	(1.6)	1.3	2.4	1.0	3.4	**100.8**
Global and Non-US	**122.0**	10.0	(4.9)	(1.1)	4.0	(1.3)	2.7	**124.7**
Total Fixed Income - Taxable	**219.4**	12.7	(6.5)	0.2	6.4	(0.3)	6.1	**225.5**
Fixed Income - Tax-Exempt								
US	**31.6**	1.5	(0.7)	(0.1)	0.7	0.3	1.0	**32.6**
Global and Non-US	**-**	-	-	-	-	-	-	**-**
Total Fixed Income - Tax-Exempt	**31.6**	1.5	(0.7)	(0.1)	0.7	0.3	1.0	**32.6**
Fixed Income Passive[1]								
US	**5.0**	-	-	(0.3)	(0.3)	0.1	(0.2)	**4.8**
Global and Non-US	**5.1**	0.1	(0.1)	-	-	(0.1)	(0.1)	**5.0**
Total Fixed Income Passive[1]	**10.1**	0.1	(0.1)	(0.3)	(0.3)	-	(0.3)	**9.8**
Total Fixed Income	**261.1**	**14.3**	**(7.3)**	**(0.2)**	**6.8**	**(0.0)**	**6.8**	**267.9**
Other[2]								
US	**9.6**	0.6	(0.6)	0.2	0.2	0.3	0.5	**10.1**
Global and Non-US	**40.4**	0.4	(0.1)	0.1	0.4	0.8	1.2	**41.6**
Total Other[2]	**50.0**	1.0	(0.7)	0.3	0.6	1.1	1.7	**51.7**
Firmwide								
US	**243.1**	7.0	(4.6)	(0.3)	2.1	4.3	6.4	**249.5**
Global and Non-US	**230.9**	12.5	(7.5)	(1.1)	3.9	1.6	5.5	**236.4**
Total Firmwide	**474.0**	19.5	(12.1)	(1.4)	6.0	5.9	11.9	**485.9**

(1) Includes index and enhanced index services.
(2) Includes multi-asset solutions and services and certain alternative investments.

AUM by Region

Institutional



NA ex US 4%
UK 5%
Asia
ex Japan 6%
Japan
12%
US 58%
EMEA ex UK
15%

$243.7B

Retail



Other 3%
Japan 5%
EMEA
13%
US 61%
Asia
ex Japan
18%

$164.3B

As of March 31, 2015
By client domicile

First Quarter 2015 Adjusted Advisory Fees

	1Q 2015	4Q 2014	% Δ	1Q 2014	% Δ
Ending AUM ($ Billions)	**$486**	**$474**	**3%**	**$454**	**7%**
Average AUM ($ Billions)	**$481**	**$476**	**1%**	**$452**	**6%**
By Fee Type ($ Millions):					
Adjusted Base Fees	$487	$486	0%	$452	8%
Adjusted Performance Fees	4	28	(86%)	3	33%
Total	**$491**	**$514**	**(4%)**	**$455**	**8%**
Adjusted Base Fees By Channel ($ Millions):					
Institutions	$104	$102	2%	$99	5%
Retail	214	218	(2%)	197	9%
Private Wealth	169	166	2%	156	8%
Total	**$487**	**$486**	**0%**	**$452**	**8%**

First Quarter 2015 GAAP Income Statement

In US $ Millions (except EPU)	1Q 2015	4Q 2014	% Δ	1Q 2014	% Δ
Net Revenues	$ 762	$ 787	(3%)	$ 715	7%
Operating Expenses	609	596	2%	585	4%
Operating Income	153	191	(20%)	130	18%
Net Income Attributable to AB Unitholders	141	177	(20%)	117	21%
AB Holding GAAP Diluted Net Income per Unit	**$0.45**	**$0.59**	**(24%)**	**$0.38**	**18%**
AB Holding Distribution Per Unit	**$0.45**	**$0.57**	**(21%)**	**$0.39**	**15%**

Percentages are calculated using amounts rounded to the nearest million

Consolidated Balance Sheet

In US $ Millions

Assets	March 31,2015	December 31, 2014
Cash and cash equivalents	$ 671	$ 556
Cash and securities, segregated	520	476
Receivables, net	2,011	1,915
Investments:		
Long-term incentive compensation-related	81	99
Other	648	664
Goodwill	3,045	3,045
Intangible assets, net	165	171
Deferred sales commissions, net	122	118
Other (incl. furniture & equipment, net)	348	334
Total Assets	**$ 7,611**	**$ 7,378**
Liabilities and Capital		
Liabilities:		
Payables	$ 2,190	$ 2,034
Accounts payable and accrued expenses	470	432
Accrued compensation and benefits	364	291
Debt	500	489
Total Liabilities	**3,524**	**3,246**
Redeemable non-controlling interest	16	16
Partners' capital attributable to AllianceBernstein Unitholders	4,039	4,086
Non-controlling interests in consolidated entities	32	30
Total Capital	**4,071**	**4,116**
Total Liabilities and Capital	**$ 7,611**	**$ 7,378**

Consolidated Statement of Cash Flows

In US $ Millions		Three Months Ended	
		March 31, 2015	March 31, 2014
Net Income		$ 143	$ 119
Non-cash items:	Amortization of deferred sales commissions	12	9
	Amortization of non-cash long-term incentive compensation	3	6
	Depreciation and other amortization	14	16
	Unrealized (gains) on investments	(8)	(2)
	Other, net	1	-
Changes in assets and liabilities		95	(21)
Net cash provided by operating activities		**260**	**127**
Purchases of furniture, equipment, and leasehold improvements, net		(5)	(5)
Net cash used in investing activities		**(5)**	**(5)**
Issuance of commercial paper, net		11	104
Increase (decrease) in overdrafts payable		39	(42)
Distributions to General Partner and Unitholders		(173)	(179)
Capital contributions from Holding		6	6
Payments of contingent payment arrangements		-	(1)
Additional investments by Holding with proceeds from exercise of compensatory options to buy Holding Units		4	5
Purchases of Holding Units to fund long-term incentive compensation plan awards, net		(17)	(3)
Other, net		-	1
Net cash used in financing activities		**(130)**	**(109)**
Effect of exchange rate changes on cash and cash equivalents		(9)	2
Net increase in cash and cash equivalents		116	15
Cash and cash equivalents at the beginning of period		555	510
Cash and cash equivalents at the end of period		**$ 671**	**$ 525**

AB Holding Financial Results

In US $ Millions (exlcuding per Unit amounts)	1Q 2015	4Q 2014	% Δ	1Q 2014	% Δ
AB					
Net Income Attributable to AllianceBernstein	$141	$177	(20%)	$117	21%
Weighted Average Equity Ownership Interest	36.5%	35.8%		35.4%	
AB Holding					
Equity in Net Income Attributable to AB	$52	$64	(19%)	$41	27%
Income Taxes	6	6	-	5	20%
Net Income	**$46**	**$58**	**(21%)**	**$36**	**28%**
Diluted Net Income Per Unit, GAAP basis	**$0.45**	**$0.59**	**(24%)**	**$0.38**	**18%**
Distributions Per Unit	**$0.45**	**$0.57**	**(21%)**	**$0.39**	**15%**
Adjusted Diluted Net Income Per Unit	**$0.45**	**$0.57**	**(21%)**	**$0.39**	**15%**

Please refer to pages 29-32 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded to the nearest million

First Quarter 2015 GAAP to Non-GAAP Reconciliation

In US $ Thousands		Adjustments								
	GAAP	Distribution Related Payments	Pass Through Expenses	Deferred Comp. Inv.	Venture Capital Fund	Real Estate Charges	Contingent Payment Adjust.	Acquisition-Related Expenses	Other	Non-GAAP
		(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	
Investment advisory and services fees	$ 493,988		(2,458)							$ 491,530
Bernstein research services	126,046									126,046
Distribution revenues	109,184	(112,785)								(3,601)
Dividend and interest income	5,094			(151)						4,943
Investment gains (losses)	3,888			(2,426)	(1,373)					89
Other revenues	24,990		(9,383)							15,607
Total revenues	763,190	(112,785)	(11,841)	(2,577)	(1,373)	-	-	-	-	634,614
Less: interest expense	619									619
Net revenues	**762,571**	**(112,785)**	**(11,841)**	**(2,577)**	**(1,373)**	**-**	**-**	**-**	**-**	**633,995**
Employee compensation and benefits	326,327			(2,634)				(16)		323,677
Promotion and servicing	168,322	(112,785)	(9,252)							46,285
General and administrative	106,950		(2,589)			383		16		104,760
Contingent payment arrangements	443									443
Interest on borrowings	854									854
Amortization of intangible assets	6,461									6,461
Net income (loss) of consolidated entities attributable to non-controlling interests	-								(98)	(98)
Total expenses	**609,357**	**(112,785)**	**(11,841)**	**(2,634)**	**-**	**383**	**-**	**-**	**(98)**	**482,382**
Operating income	**153,214**	**-**	**-**	**57**	**(1,373)**	**(383)**	**-**	**-**	**98**	**151,613**
Income taxes	10,470			4		(26)				10,448
Net income	142,744	-	-	53	(1,373)	(357)	-	-	98	141,165
Net income (loss) of consolidated entities attributable to non-controlling interests	1,275				(1,373)				98	-
Net income attributable to AB Unitholders	**$ 141,469**	**$ -**	**$ -**	**$ 53**	**$ -**	**$ (357)**	**$ -**	**$ -**	**$ -**	**$ 141,165**

Please refer to page 32 for notes describing the adjustments.

Fourth Quarter 2014 GAAP to Non-GAAP Reconciliation

In US $ Thousands

		Adjustments								
	GAAP	Distribution Related Payments (A)	Pass Through Expenses (B)	Deferred Comp. Inv. (C)	Venture Capital Fund (D)	Real Estate Charges (E)	Contingent Payment Adjust. (F)	Acquisition-Related Expenses (G)	Other (H)	Non-GAAP
Investment advisory and services fees	$ 514,515		(1,228)							$ 513,287
Bernstein research services	128,409									128,409
Distribution revenues	112,929	(116,576)								(3,647)
Dividend and interest income	8,799			(2,605)						6,194
Investment gains (losses)	(4,185)			882	(3,398)					(6,701)
Other revenues	27,426		(9,495)							17,931
Total revenues	787,893	(116,576)	(10,723)	(1,723)	(3,398)	-	-	-	-	655,473
Less: interest expense	541									541
Net revenues	**787,352**	**(116,576)**	**(10,723)**	**(1,723)**	**(3,398)**	**-**	**-**	**-**	**-**	**654,932**
Employee compensation and benefits	313,900			(1,195)				(482)		312,223
Promotion and servicing	174,517	(116,576)	(9,495)							48,446
General and administrative	105,188		(1,228)			405		(284)		104,081
Contingent payment arrangements	(3,899)						4,375			476
Interest on borrowings	628									628
Amortization of intangible assets	6,448									6,448
Net income (loss) of consolidated entities attributable to non-controlling interests	-								(252)	(252)
Total expenses	**596,782**	**(116,576)**	**(10,723)**	**(1,195)**	**-**	**405**	**4,375**	**(766)**	**(252)**	**472,050**
Operating income	**190,570**	**-**	**-**	**(528)**	**(3,398)**	**(405)**	**(4,375)**	**766**	**252**	**182,882**
Income taxes	9,999			(7)		(120)	(60)	10		9,822
Net income	180,571	-	-	(521)	(3,398)	(285)	(4,315)	756	252	173,060
Net income (loss) of consolidated entities attributable to non-controlling interests	3,146				(3,398)				252	-
Net income attributable to AB Unitholders	**$ 177,425**	**$ -**	**$ -**	**$ (521)**	**$ -**	**$ (285)**	**$ (4,315)**	**$ 756**	**$ -**	**$ 173,060**

Please refer to page 32 for notes describing the adjustments.

First Quarter 2014 GAAP to Non-GAAP Reconciliation

In US $ Thousands		Adjustments								
	GAAP	Distribution Related Payments	Pass Through Expenses	Deferred Comp. Inv.	Venture Capital Fund	Real Estate Charges	Contingent Payment Adjust.	Acquisition-Related Expenses	Other	Non-GAAP
		(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	
Investment advisory and services fees	$ 454,884									$ 454,884
Bernstein research services	123,009									123,009
Distribution revenues	106,186	(107,599)								(1,413)
Dividend and interest income	4,101			(179)						3,922
Investment gains (losses)	559			(1,297)	(2,005)					(2,743)
Other revenues	26,680		(8,445)							18,235
Total revenues	715,419	(107,599)	(8,445)	(1,476)	(2,005)	-	-	-	-	595,894
Less: interest expense	801									801
Net revenues	**714,618**	**(107,599)**	**(8,445)**	**(1,476)**	**(2,005)**	**-**	**-**	**-**	**-**	**595,093**
Employee compensation and benefits	307,033			(1,565)				(613)		304,855
Promotion and servicing	161,244	(107,599)	(8,445)							45,200
General and administrative	109,429					(1,942)		(246)		107,241
Contingent payment arrangements	321									321
Interest on borrowings	781									781
Amortization of intangible assets	5,907									5,907
Net income (loss) of consolidated entities attributable to non-controlling interests	-								(192)	(192)
Total expenses	**584,715**	**(107,599)**	**(8,445)**	**(1,565)**	**-**	**(1,942)**	**-**	**(859)**	**(192)**	**464,113**
Operating income	**129,903**	-	-	89	(2,005)	1,942	-	859	192	**130,980**
Income taxes	11,365			1		33		12		11,411
Net income	118,538	-	-	88	(2,005)	1,909	-	847	192	119,569
Net income (loss) of consolidated entities attributable to non-controlling interests	1,813				(2,005)				192	-
Net income attributable to AB Unitholders	**$ 116,725**	**$ -**	**$ -**	**$ 88**	**$ -**	**$ 1,909**	**$ -**	**$ 847**	**$ -**	**$ 119,569**

Please refer to page 32 for notes describing the adjustments.

AB Adjusted Financial Results Reconciliation

AB

Notes to Consolidated Statements of Income and Supplemental Information

(Unaudited)

A. Adjusted net revenues exclude distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe excluding distribution-related payments from net revenues is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. We exclude amortization of deferred sales commissions from net revenues because such costs, over time, essentially offset our distribution revenues. These adjustments have no impact on operating income, but they do have an impact on our operating margin.

B. We exclude pass-through expenses we incur (primarily through our transfer agency) that are reimbursed and recorded as fees in revenues from our adjusted net revenues. These fees have no impact on operating income, but they do have an impact on our operating margin.

C. Prior to 2009, a significant portion of employee compensation was in the form of employee long-term incentive compensation awards that were notionally invested in AB investment services and generally vested over a period of four years. AB economically hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. All such investments had vested by year-end 2012 and the investments have been distributed to the participants, except for those investments with respect to which the participant elected a long-term deferral. Fluctuation in the value of these investments is recorded within investment gains and losses on the income statement and also impacts compensation expense. Management believes it is useful to reflect the offset achieved from economically hedging the investments' market exposure in the calculation of adjusted operating income and adjusted operating margin. The non-GAAP measures exclude gains and losses and dividends and interest on employee long-term incentive compensation-related investments included in revenues and compensation expense.

D. Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partner interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, US GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in net revenues and operating income while only retaining 10% is not reflective of our underlying financial results at the net revenue and operating income level. As a result, we are excluding the 90% limited partner interests we do not own from our adjusted net revenues and adjusted operating income.

E. Real estate (credits)/charges have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.

F. The recording of a change in estimate of the contingent consideration payable relating to contingent payment arrangements associated with a 2010 acquisition is not considered part of our core operating results and, accordingly, has been excluded.

G. Acquisition-related expenses, primarily severance and professional fees incurred as a result of acquisitions in the fourth quarter of 2013 and the second quarter of 2014, have been excluded because they are not considered part of our core operating results when comparing results from period to period and to industry peers.

H. Net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AB.

Adjusted Operating Margin

Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period without the volatility noted above in our discussion of adjusted operating income and to compare our performance to industry peers on a basis that better reflects our performance in our core business. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.

A
B